Exhibit 99.1

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Autoliv to build textile center in China to support growth

(Stockholm, June 28, 2013) – Autoliv Inc. (NYSE: ALV and SSE: ALIVsdb), the global leader in automotive safety systems, will invest around $50 million in a textile center in China. The new center is needed to meet the strong demand for airbags in China and other Asian markets. The center will also make Autoliv even more competitive by reducing supplier costs through vertical integration.

The textile center will consist of a weaving plant, an airbag cushion plant and a development center for airbag cushions and textiles.

The weaving plant will focus on manufacturing textiles for airbags using Autoliv’s patented “one-piece-woven” (OPW) technology. By using this efficient technology, the airbag cushions can be almost ready-made on the weaving loom. This plant will have a floor space of more than 8,000 square meters (almost 100,000 sq. feet) and have around 150 employees.

In addition a separate building of similar size will be constructed at the same site for airbag cushion manufacturing. This is a relocation from an existing site in the Shanghai area, allowing the current site to expand its airbag module manufacturing capacity. This airbag cushion operation will have around 1000 employees.

In line with its strategy of globalizing products and processes Autoliv will, when the project is completed have in house manufacturing of OPW in all of its three regions, (Europe, Americas, Asia), produced according to the same process. The plant will also produce woven fabric for traditional “cut and sewn” cushions.

In addition a co-located development center for airbag cushion and textile will be created. It will focus on standardized designs for the Asia region.

Globally, in 2012, Autoliv produced 70 million airbag cushions in-house and purchased 40 million from external suppliers for its total production of 110 million complete airbags.

“The textile center is very important to meet the increasing demand for airbags in China and other Asian markets,” said Jan Carlson, President and CEO of Autoliv Inc. “In addition, the textile center will increase our level of in-house component sourcing and enable standardized designs in Asia region and globally, while shortening and streamlining our supply chain,” Jan Carlson added.

Autoliv Inc. Vasagatan 11, 7th floor P. O. Box 703 81, SE-107 24 Stockholm, Sweden Tel +46 (8) 58 72 06 27, Fax +46 (8) 411 70 25 e-mail: thomas.jonsson@autoliv.com	Autoliv North America 26545 American Drive Southfield, MI 48034, USA Tel +1 (248) 475-0427, Fax +1 (801) 625-6672 e-mail: ray.pekar@autoliv.com

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Inquiries:

Jan Carlson, President & CEO, Autoliv Inc	Tel: +46-8-587 20 600
Leif Berntsson, Vice President Global Textiles	Tel: +46 70 590 1106
Arthur Blanchford, President, Autoliv China	Tel: +86-21-69928554

About Autoliv

Autoliv Inc., the worldwide leader in automotive safety systems, develops and manufactures automotive safety systems for all major automotive manufacturers in the world. Together with its joint ventures, Autoliv has approximately 80 facilities with more than 50,000 employees in 29 countries. In addition, the Company has ten technical centers in nine countries around the world, with 21 test tracks, more than any other automotive safety supplier. Sales in 2012 amounted to US $8.3 billion. The Company’s shares are listed on the New York Stock Exchange (NYSE: ALV) and its Swedish Depository Receipts on the OMX Nordic Exchange in Stockholm (ALIV sdb). For more information about Autoliv, please visit our company website at www.autoliv.com.

Safe Harbor

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. (“Autoliv,” the “Company” or “we”) or its management believes or anticipates may occur in the future. For example, forward-looking statements include, without limitation, statements relating to industry trends, business opportunities, sales contracts, sales backlog, and on-going commercial arrangements and discussions, as well as any statements about future operating performance or financial results. In some cases, you can identify these statements by forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “may,” “might,” “will,” “should,” or the negative of these terms and other comparable terminology, although not all forward-looking statements contain such words. All forward-looking statements, including without limitation, management’s examination of historical operating trends and data, are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, the outcome could differ materially from those set out in the forward-looking statements for a variety of reasons, including without limitation, changes in and the successful execution of our capacity alignment, restructuring and cost reduction initiatives discussed herein and the market reaction thereto; changes in general industry market conditions or regional growth or declines; loss of business from increased competition; higher raw material, fuel and energy costs; changes in consumer and customer preferences for end products; customer losses; changes in regulatory conditions; customer bankruptcies; consolidations or restructuring; divestiture of customer brands; unfavorable fluctuations in currencies or interest rates among the various jurisdictions in which we operate; fluctuation in vehicle production schedules for which the Company is a supplier; component shortages; market acceptance of our new products; costs or difficulties related to the integration of any new or acquired businesses and technologies; continued uncertainty in program awards and performance; the financial results of companies in which Autoliv has made technology investments or joint-venture arrangements; pricing negotiations with customers; our ability to be awarded new business; product liability, warranty and recall claims and other litigation and customer reactions thereto; higher expenses for our pension and other postretirement benefits including higher funding requirements of our pension plans; work stoppages or other labor issues at our facilities or at the facilities of our customers or suppliers; possible adverse results of pending or future litigation or infringement claims; negative impacts of antitrust investigations or other governmental investigations and associated litigation relating to the conduct of our business (including securities litigation); tax assessments by governmental authorities; dependence on key personnel; legislative or regulatory changes limiting our business; political conditions; dependence on customers and suppliers; and other risks and uncertainties identified in Item 1A “Risk Factors” in our Annual Report and Quarterly Report on Form 10-K and 10-Q and any amendments thereto. The Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events.

Autoliv Inc. Vasagatan 11, 7th floor P. O. Box 703 81, SE-107 24 Stockholm, Sweden Tel +46 (8) 58 72 06 27, Fax +46 (8) 411 70 25 e-mail: thomas.jonsson@autoliv.com	Autoliv North America 26545 American Drive Southfield, MI 48034, USA Tel +1 (248) 475-0427, Fax +1 (801) 625-6672 e-mail: ray.pekar@autoliv.com

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For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update any such statement.

Autoliv Inc. Vasagatan 11, 7th floor P. O. Box 703 81, SE-107 24 Stockholm, Sweden Tel +46 (8) 58 72 06 27, Fax +46 (8) 411 70 25 e-mail: thomas.jonsson@autoliv.com	Autoliv North America 26545 American Drive Southfield, MI 48034, USA Tel +1 (248) 475-0427, Fax +1 (801) 625-6672 e-mail: ray.pekar@autoliv.com